Exhibit 10.1
EXECUTION COPY
THIRD AMENDMENT AND WAIVER
          THIRD AMENDMENT AND WAIVER, dated as of March 24, 2006 (this “Amendment”), under the CREDIT AGREEMENT, dated as of November 18, 1997, as amended and restated as of October 14, 2004 (as in effect on the date immediately prior to the date hereof, the “Credit Agreement”), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (the “Agent”), DEUTSCHE BANK SECURITIES, INC., as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent. Terms used herein, but not defined, shall have the respective meanings set forth in the Credit Agreement.
W I T N E S S E T H:
          WHEREAS, the Borrower has requested, and the undersigned Lenders wish to consent to, certain amendments to and waivers of the Credit Agreement;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Amendments to Credit Agreement. (a) Section 1.01 of the 2006 Credit Agreement is amended by adding the following new definitions in proper alphabetical order:
     “Third Amendment” means the Third Amendment and Waiver dated as of March 24, 2006 to this Agreement.
     “2006 Bond Waivers” means the waivers with respect to the Senior Unsecured Notes Indenture and the Subordinated Notes Indenture described in the Third Amendment.
               (b) Section 1.01 of the Credit Agreement is amended by deleting the text “less, for purposes of Section 6.12 only...” to the end of the definition of “Consolidated Interest Expense” and replacing it with the following text:
, less, for purposes of Section 6.12 only and without duplication, to the extent added in determining such aggregate amount of interest for such period, any amortization of consent fees and expenses paid by the Borrower (x) in connection with the Bond Waivers including, but not limited to, fees paid to the Agent and the Lenders in connection with the Bond Waivers and the extension of the Credit Agreement Default Date and (y) in connection with the 2006 Bond Waivers, including, but not limited to, fees paid to the Agent and the Lenders.

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               (c) Section 7.08(d) of the Credit Agreement is hereby amended by inserting in clause (1) thereof following the phrase “the value of such dispositions does not exceed $10,000,000 in any fiscal year, including the 2004 fiscal year” the following parenthetical:
(it being understood that as of the effectiveness date of the Third Amendment, the Borrower and its Subsidiaries have no more capacity to exclude Reinvestment Proceeds from the calculation of any Net Cash Proceeds received in the Borrower’s 2006 fiscal year; and provided, further, that in the 2006 fiscal year, the value of the assets subject to such dispositions shall not exceed $15,000,000)
               (d) Section 9.01 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:
If the time period provided for delivery of documents or notices required under any provision of the Credit Documents would end on a day which is not a Banking Day, such time period shall be extended to the next Banking Day.
          2. Waivers; Acknowledgements.
          (a) Notwithstanding the provisions of Section 7.04 of the Credit Agreement, the Lenders consent to the amendments and waivers of the Senior Unsecured Notes Indenture and the Subordinated Notes Indenture and the payments related thereto on the terms and conditions set forth in Exhibit A to this Amendment.
          (b) The Lenders waive any Default or Event of Default that has resulted or might result from the occurrence of any of the following:
     (i) failure by the Borrower to deliver (A) audited financial statements of the Borrower and its Subsidiaries for the Borrower’s 2005 fiscal year, together with the related accountants’ certification, as required pursuant to Section 6.03(b)(ii) of the Credit Agreement, (B) the officer’s certificate required to be delivered in connection with the financial statements referred to in clause (A) pursuant to Section 6.03(e) of the Credit Agreement and (C) copies of the combined balance sheet, statements of income and retained earnings of the Unrestricted Subsidiaries required to be delivered in connection with the financial statements referred to in clause (A) pursuant to Section 6.03(j) of the Credit Agreement, in each case, on the date required by such provisions, provided, that (x) unaudited consolidated financial statements of the Borrower and its Subsidiaries of the types described in Sections 6.03(b)(ii) and 6.03(j) for the Borrower’s 2005 fiscal year, together with the officer’s certificate referred to in clause (B) above, are delivered no later than April 14, 2006, and (y) audited financial statements of the Borrower and its Subsidiaries for the Borrower’s 2005 fiscal year, together with the related accountants’ certification, as required by Section 6.03(b)(ii) of the Credit Agreement, and the related officer’s certificate, as required by Section 6.03(e) of the Credit Agreement, are delivered as required by the Credit Agreement no later than July 10, 2006;
     (ii) failure by the Borrower to deliver (A) unaudited financial statements of the Borrower for the first quarter of the Borrower’s 2006 fiscal year as required pursuant to Section 6.03(a) of the Credit Agreement, together with the related officer’s certificate,

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as required pursuant to Section 6.03(e) of the Credit Agreement, and (B) copies of the combined balance sheet, statements of income and retained earnings of the Unrestricted Subsidiaries required to be delivered in connection with the financial statements referred to in clause (A) pursuant to Section 6.03(j) of the Credit Agreement, in each case, on the date required by such provisions, provided, that such financial statements and certificate are delivered as required by the Credit Agreement no later than July 10, 2006;
     (iii) failure by the Borrower to deliver (A) unaudited financial statements of the Borrower for the second quarter of the Borrower’s 2006 fiscal year as required pursuant to Section 6.03(a) of the Credit Agreement, together with the related officer’s certificate, as required pursuant to Section 6.03(e) of the Credit Agreement, and (B) copies of the combined balance sheet, statements of income and retained earnings of the Unrestricted Subsidiaries required to be delivered in connection with the financial statements referred to in clause (A) pursuant to Section 6.03(j) of the Credit Agreement, in each case, on the date required by such provisions, provided, that such financial statements and certificate are delivered as required by the Credit Agreement no later than September 11, 2006, or in the event that the Borrower elects its option to extend under the 2006 Bond Waivers, October 11, 2006; and
     (iv) with respect to Section 8.07 of the Credit Agreement, any breach of Section 10.17 of the Senior Unsecured Notes Indenture or Section 10.17 of the Subordinated Notes Indenture as a result of the failure of the Borrower to timely file financial statements with the SEC for the Borrower’s 2005 fiscal year; provided, that notwithstanding the foregoing such Default or Event of Default shall arise relating to the financial statements for the Borrower’s 2005 fiscal year, on the later of (x) April 14, 2006 and (y) 10 days after a notice of default of the type described in Section 5.1(c) of the Senior Unsecured Note Indenture or Section 5.1(c) of the Subordinated Note Indenture shall have been delivered, unless such default shall have been cured or waived, or such notice of default shall have been withdrawn.
          3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date first set forth above (the “Effective Date”) at such time as:
          (i) the Agent shall have received counterparts of this Amendment duly executed and delivered by a duly authorized officer of each of the Borrower, each Guarantor and the Majority Lenders; and
          (ii) the Agent shall have received payment of all fees and expenses of the Agent and the Lenders that are due and payable on or prior to the Effective Date in connection with this Amendment.
          4. Consent Fee. The Borrower agrees to pay to the Agent for the account of each Lender which executes and delivers this Amendment by 5:00 p.m. EST on March 30, 2006, an amendment fee equal to 0.75% of the sum of such Lender’s Term Advances and Revolving Credit Commitments on the Effective Date, earned, due and payable on the Effective Date; provided, that in the event the Borrower elects its option to extend the 2006 Bond Waivers in respect of its unaudited financial statements for the second quarter of the Borrower’s 2006 fiscal

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year until October 11, 2006, each Lender under the Credit Agreement shall be entitled to an additional amendment fee equal to 0.125% of the sum of such Lender’s Term Advances and Revolving Credit Commitments on the date the Borrower makes such election (which may be no later than September 11, 2006), earned, due and payable on such date.
          5. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date after giving effect to this Amendment: (a) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof after giving effect to this Amendment.
          6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its Commitments and Advances, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.
          7. Continuing Effect; No Other Amendments. This Amendment is to be narrowly constructed. Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Amendment shall constitute a Credit Document.
          8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BALLY TOTAL FITNESS HOLDING
CORPORATION

By:

Name: Carl J. Landeck
Title: Senior V.P., CFO

JPMORGAN CHASE BANK, N.A., individually
and as Agent

By:

Name:
Title:

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BALLY TOTAL FITNESS HOLDING
CORPORATION

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., individually
and as Agent

By:

Name: Barry Bergman
Title: Managing Director

INC.
BALLY TOTAL FITNESS OF RHODE ISLAND, INC.
RHODE ISLAND HOLDING COMPANY
BALLY TOTAL FITNESS OF THE MIDWEST, INC.
BALLY TOTAL FITNESS OF MINNESOTA, INC.
TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.
59TH STREET GYM LLC
708 GYM LLC
ACE, LLC
BTF/CFI, INC.
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
MISSION IMPOSSIBLE, LLC
SOHO HO LLC
WEST VILLAGE GYM AT THE ARCHIVES LLC

By:

Name: Carl J. Landeck
Title: Senior V.P., CFO
for each of the Guarantors listed above

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

WELLS FARGO FOOTHILL, LLC

By:

Name: Juan Barrera
Title: Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

The Foothill Group, Inc.

By:

Name: Michael R. Bohannon
Title: SVP

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

Citigroup Financial Products Inc.

By:

Name: GREGORY W. FRENZEL
Title: Managing Director

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrator for,
MERRITT CLO HOLDING LLC

By:

Name: Brian P. Schwinn
Title: Duly Authorized Signatory

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

Boldwater CBNA Loan Funding LLC,
for itself or an agent for
Boldwater CFPI Loan Funding LLC

By:

Name: MIKUS N. KINS
Title: Attorney-in-fact

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

ADAR Investment Fund LTD
by ADAR Investment Management LLC,
Its Investment Manager

By:

Name: Aaron Morse
Title: Chief Operating Officer

Bally Total Fitness Holding Corporation Third
Amendment and Waiver dated as of March 24, 2006
to the Amended and Restated Credit Agreement

CELERITY CLO LIMITED
By: TCW Advisors, Inc.,
as Agent

By:

Name: Jonathan R. Insull

Title:	Managing Director

By:

Name: Vikas Mavinkurve

Title:	Vice President

Bally Total Fitness Holding Corporation Third
Amendment and Waiver dated as of March 24, 2006
to the Amended and Restated Credit Agreement

DAR	IEN LOAN FUNDING COMPANY

By: TCW Advisors as its Interim
Interim Collateral Manager

By:

Name: Jonathan R. Insull

Title:	Managing Director

By:

Name: Vikas Mavinkurve

Title:	Vice President

Bally Total Fitness Holding Corporation Third
Amendment and Waiver dated as of March 24, 2006
to the Amended and Restated Credit Agreement

F	IRST 2004-I CLO, LTD.

By: TCW Advisors as its Interim
Interim Collateral Manager

By:

Name: Jonathan R. Insull

Title:	Managing Director

By:

Name: Vikas Mavinkurve

Title:	Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

F	IRST 2004-II CLO, LTD.

By: TCW Advisors, Inc.
Its Collateral Manager

By:

Jonathan R. Insull

Title:	Managing Director

By:

Vikas Mavinkurve

Title:	Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A. By: TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC

By:

Jonathan R. Insull

Title:	Managing Director

By:

Vikas Mavinkurve

Title:	Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc. as its Collateral Manager

By:

Jonathan R. Insull

Title:	Managing Director

By:

Vikas Mavinkurve

Title:	Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

TCW Senior Secured Loan Fund, LP By: TCW Advisors, Inc., as its Investment Advisor

By:

Jonathan R. Insull

Title:	Managing Director

By:

Vikas Mavinkurve

Title:	Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

VELOCITY CLO, LTD TCW Advisors, Inc., its Collateral Manager

By:

Jonathan R. Insull

Title:	Managing Director

By:

Vikas Mavinkurve

Title:	Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Q FUNDING III, L.P. [LENDER] By: Prufrock Onshore, L.P., its General Partner
By: J. Alfred Onshore, LLC, its General Partner

By:

Name: Robert McCormick

Title:	Vice President

Black Diamond Offshore, Ltd.
By: Carlson Capital L.P., its investment advisor
By: Asgard Investment Corp., its general partner

By:

Name: Clint D. Carlson
Title: President

Double Black Diamond Offshore LDC
By: Carlson Capital, L.P., its investment advisor
By: Asgard Investment Corp., its general partner

By:

Name: Clint D. Carlson
Title: President

Bally Total Fitness Holding Corporation Third
Amendment and Waiver dated as of March 24,
2006 to the Amended and Restated Credit
Agreement

HARBOUR TOWN FUNDING LLC

By:

Name: M. Cristina Higgins
Title: Assistant Vice President

Bally Total Fitness Holding Corporation Third
Amendment and Waiver dated as of March 24,
2006 to the Amended and Restated Credit
Agreement

LONG LANE MASTER TRUST IV

By:

Name: M. Cristina Higgins
Title: Authorized Agent

Bally Total Fitness Holding Corporation Third
Amendment and Waiver dated as of March 24,
2006 to the Amended and Restated Credit
Agreement

RED FOX FUNDING LLC

By:

Name: M. Cristina Higgins
Title: Assistant Vice President

Bally Total Fitness Holding Corporation Third
Amendment and Waiver dated as of March 24,
2006 to the Amended and Restated Credit
Agreement

SEMINOLE FUNDING LLC

By:

Name: M. Cristina Higgins
Title: Assistant Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

WB Loan Funding 2, LLC

By:

Name: Diana M. Himes

Title:	Associate

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Deutsche Bank Trust Company Americas

By:

Name: Brenda Casey

Title:	Director

By:

Name: Steven P. Lapham

Title:	Managing Director

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Credit Genesis CLO 2005-1

[LENDER]

By:

Name: TK DECCAN

Title:	Managing Principal

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 in the Amended and Restated Credit Agreement

TRS LEDA LLC

By:

Name: Alice L. Wagner

Title:	Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Name: Dwayne L. Coker

Title:	Duly Authorized signatory

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:

Name: Michelle L. Rocha

Title:	Authorized Signatory

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:

Name:
Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:

Name:
Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender

By:

Name:
Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender

By:

Name:
Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:

Name:
Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty High Yield Partners, III, L.P.

By:

Name:
Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II — INGOTS, Ltd., as Term Lender

By:	_____________________________________ Name: Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender

By:	_____________________________________ Name: Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for Brant Point II CBO 2000-1 Ltd., as Term Lender

By:	_____________________________________ Name: Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Sankaty Advisors, LLC as Collateral Manager for Race Point III, CLO Ltd. as Term Lender

By:

Name:
Title:

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

Canyon Capital CDO 2002-1 Ltd.
[LENDER]

By:

Name: Mitchell R. Julis
Title: Managing Director

By:	Canyon Capital Advisors LLC,

a Delaware limited liability company,
its Collateral Manager

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement

FIELD POINT I, LTD.

By:

Name: Richard Petrill
Title: Authorized Signatory

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

FIELD POINT II, LTD.

By:

Name: Richard Petrill
Title: Authorized Signatory

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

LaSalle Bank N.A.

By:

Name: David Shapiro
Title: Senior Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

ANCHORAGE CROSSOVER CREDIT
OFFSHORE MASTER FUND, LTD.

By:	ANCHORAGE ADVISORS, LLC.,

Its Advisor

By:

Name: Michael Aglialoro
Title: Executive Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

SBZ PARTNERS, L.P.

[LENDER]

By:

Name: Martin Bious

Title:	Co-manager, SBZ copy illegible, GP, LLC, Its General Partner

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

Sunrise Partners Limited Partnership

[LENDER]

By:

Name: Michael J. Berner
Title: Vice President

Bally Total Fitness Holding Corporation Third Amendment and Waiver dated as of March 24, 2006 to the Amended and Restated Credit Agreement.

The Alphagen Credit Fund LP

[LENDER]

By:

Name: Varkks Chacko

Title:	Signing in his capacity as Fund Manager, [Illegible] Global Investments

EXHIBIT A
Amendments and Waivers to Senior
Unsecured Notes Indenture and
Subordinated Notes Indenture
Senior Unsecured Notes Indenture:
WAIVERS
Waiver of any Default or Event of Default (as such terms are defined in the Senior Unsecured Notes Indenture) (A) arising from a failure to comply with the covenants set forth in Section 7.4 and 10.17 of the Senior Unsecured Notes Indenture (the “Reporting Covenants”), which require the Borrower to file with the SEC and to furnish to the Trustee and holders under the Senior Unsecured Notes Indenture, the reports required to be filed pursuant to the Securities Exchange Act of 1934 and (B) arising from the Borrower’s failure to provide notice to the Trustee under the Senior Unsecured Notes Indenture of any Reporting Covenant Default under Section 10.19(b) of the Senior Unsecured Notes Indenture.
Waiver extends through July 10, 2006 with respect to the Borrower’s 2005 10-K Report and first quarter 2006 10-Q Report and through September 11, 2006 with respect to the Borrower’s second quarter 2006 10-Q Report, with an option to extend to October 11, 2006.
CONSIDERATION
A fee, at the election of the holder under the Senior Unsecured Notes Indenture of (i) $10.00 or (ii) 4.4444 shares of the Borrower’s common stock, par value $0.01 per share (“Common Stock”), in each case per $1,000 in principal amount of Senior Unsecured Notes.
In addition, if the Borrower elects the option to extend the delivery of its second quarter 2006 10-Q Report by 30 additional days to October 11, 2006, a fee of (i) $3.33 or (ii) 1.4815 shares of Common Stock per $1,000 in principal amount of Senior Unsecured Notes.
Subordinated Notes Indenture:
WAIVERS
Waiver of any Default or Event of Default (as such terms are defined in the Subordinated Notes Indenture) (A) arising from a failure to comply with the covenants set forth in Section 7.4 and 10.17 of the Subordinated Notes Indenture (the “Reporting Covenants”), which require the Borrower to file with the SEC and to furnish to the Trustee and holders under the Subordinated Notes Indenture, the reports required to be filed pursuant to the Securities Exchange Act of 1934 and (B) arising from the Borrower’s failure to provide notice to the Trustee under the Subordinated Notes

Indenture of any Reporting Covenant Default under Section 10.18(b) of the Subordinated Notes Indenture.
Waiver extends through July 10, 2006 with respect to the Borrower’s 2005 10-K Report and first quarter 2006 10-Q Report and through September 11, 2006 with respect to the Borrower’s second quarter 2006 10-Q Report, with an option to extend to October 11, 2006.
CONSIDERATION
A fee, at the election of the holder under the Subordinated Notes Indenture of (i) $10.00 or (ii) 4.4444 shares of the Borrower’s common stock, par value $0.01 per share (“Common Stock”), in each case per $1,000 in principal amount of Subordinated Notes.
In addition, if the Borrower elects the option to extend the delivery of its second quarter 2006 10-Q Report by 30 additional days to October 11, 2006, a fee of (i) $3.33 or (ii) 1.4815 shares of Common Stock per $1,000 in principal amount of Subordinated Notes.